Neuberger Berman Advisers Management Trust® Supplement to the Summary Prospectus and Statutory Prospectus, each dated May 1, 2018, and the Statement of Additional Information dated May 1, 2018

Guardian Portfolio
Large Cap Value Portfolio
Sustainable Equity Portfolio

Information Regarding the Merger of Certain Portfolios

On December 13, 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution (the “Plan”) under which each of the Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Fund”) will transfer all of its assets to the Sustainable Equity Portfolio (“Surviving Fund”) in exchange for shares of the Surviving Fund.

Under the Plan, each merger will involve the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange for Surviving Fund shares having an aggregate net asset value equal to the value of the Merging Fund’s net assets, the Surviving Fund’s assumption of all the liabilities of the Merging Fund, the distribution of Surviving Fund shares to the shareholders of each Merging Fund and the dissolution of each Merging Fund.

As such, on the closing date of the mergers, Merging Fund shareholders will become shareholders of the Surviving Fund and receive shares of the corresponding class of the Surviving Fund with a total net asset value equal to that of their shares of the Merging Fund on the closing date.  Each merger is designed to be tax-free to shareholders.

Each Merging Fund and the Surviving Fund have similar investment objectives, policies and risks; however, there are some differences which will be described in the Information Statement referenced below. Neuberger Berman Investment Advisers LLC serves as the investment manager for each Merging Fund and the Surviving Fund and will continue to serve as the investment manager for the Surviving Fund following the mergers.

The mergers are expected to take place on or about April 30, 2019.  As a result of the mergers, effective on or about April 26, 2019, each Merging Fund will no longer accept purchases of shares or exchanges into the Merging Fund.  Until that date, you will be able to purchase and exchange shares in each Merging Fund (depending upon availability in your insurance product) subject to the limitations in the Prospectus of your Merging Fund. Additional information about your options for transferring your investment will be provided to you by your insurance company or other applicable financial intermediary.

You do not need to take any action for the mergers to take place.  More information about the Surviving Fund and the mergers, including the terms of the Plan and the factors the Board of Trustees considered in deciding to approve the Plan will be sent to shareholders of each Merging Fund in an Information Statement and will also be available on our website at www.nb.com and on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov on or about February 15, 2019.  In addition, further information about the Sustainable Equity Portfolio (the Surviving

Fund), including its Summary Prospectus, Prospectus and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is December 13, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
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